                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                            MFS Special Value Trust
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

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

                          MFS(R) CHARTER INCOME TRUST
                     MFS(R) GOVERNMENT MARKETS INCOME TRUST
                        MFS(R) INTERMEDIATE INCOME TRUST
                        MFS(R) MULTIMARKET INCOME TRUST
                         MFS(R) MUNICIPAL INCOME TRUST
                           MFS(R) SPECIAL VALUE TRUST
                500 Boylston Street, Boston, Massachusetts 02116

              Notice of the 2006 Annual Meeting of Shareholders
                         To be held on October 6, 2006

The 2006 Annual Meeting of Shareholders of each of the above referenced trusts (each, a "Trust" and collectively, the "Trusts") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Friday, October 6, 2006, for the following purposes:

ITEM 1. To elect Robert E. Butler, David H. Gunning, Robert C. Pozen and J. Dale Sherratt as Trustees of each Trust; and

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Trust will hold a separate meeting. Shareholders of each Trust will vote separately on each item.

               THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                              IN FAVOR OF ITEM 1.

Only a Trust's shareholders of record on August 7, 2006 will be entitled to vote at that Trust's Meeting of Shareholders.

                                    By order of the Board of Trustees
                                    SUSAN S. NEWTON
                                    Assistant Secretary and Assistant Clerk
August 18, 2006

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          MFS(R) CHARTER INCOME TRUST
                     MFS(R) GOVERNMENT MARKETS INCOME TRUST
                        MFS(R) INTERMEDIATE INCOME TRUST
                        MFS(R) MULTIMARKET INCOME TRUST
                         MFS(R) MUNICIPAL INCOME TRUST
                           MFS(R) SPECIAL VALUE TRUST

                                Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (each, a "Trust" and collectively, the "Trusts") to be used at the Meeting of Shareholders of each Trust (each, a "Meeting") to be held at 9:30 a.m. on October 6, 2006 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at a Meeting. On August 7, 2006, the following number of shares were outstanding for each Trust:

                                          # OF COMMON           # OF PREFERRED
               TRUST                   SHARES OUTSTANDING     SHARES OUTSTANDING
-------------------------------------------------------------------------------
MFS Charter Income Trust                 60,152,092.45                  N/A
MFS Government Markets Income Trust      57,941,044.74                  N/A
MFS Intermediate Income Trust           126,653,052.83                  N/A
MFS Multimarket Income Trust             83,751,128.15                  N/A
MFS Municipal Income Trust               40,042,397.54                 5,600
MFS Special Value Trust                   6,820,752.01                  N/A

Shareholders of record at the close of business on August 7, 2006 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 18, 2006. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company ("MFS"), the Trust's investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each Trust.

A copy of each Trust's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., each Trust's transfer and shareholder servicing agent, 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free (877) 383-7949.

ITEM 1 -- ELECTION OF TRUSTEES
The Board of Trustees, which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your Trust or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. MFS is responsible for the investment management of each Trust's assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

The Board has fixed the number of Trustees of each Trust at twelve. Under the provisions of each Trust's Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. The Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders Robert E. Butler, David H. Gunning, Robert C. Pozen and J. Dale Sherratt as Trustees of the class whose term will expire at the 2009 Annual Meeting of Shareholders (or special meeting in lieu thereof) of each Trust, and the Board of Trustees has nominated such individuals. Each nominee is presently a Trustee of each Trust and has agreed to serve as a Trustee of each Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

It is intended that proxies not limited to the contrary will be voted in favor of electing Messrs. Butler, Gunning, Pozen and Sherratt. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than twelve for a Trust. Under the terms of each Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years.

The following table presents certain information regarding the current Trustees of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.


                                                                                           PRINCIPAL OCCUPATIONS
                                POSITION(s) HELD                            TERM         DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                WITH TRUST        TRUSTEE SINCE(1)     EXPIRING         OTHER DIRECTORSHIPS(2)
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(3);             Trustee            February 2004           2007         Massachusetts Financial
(born 10/20/63)                                                                           Services Company, Chief
                                                                                          Executive Officer, President,
                                                                                          Chief Investment Officer and
                                                                                          Director
-----------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)                Trustee            February 2004           2009         Massachusetts Financial
(born 08/08/46)                                                                           Services Company, Chairman
                                                                                          (since February 2004);
                                                                                          Secretary of Economic Affairs,
                                                                                          The Commonwealth of
                                                                                          Massachusetts (January 2002 to
                                                                                          December 2002); Fidelity
                                                                                          Investments, Vice Chairman
                                                                                          (June 2000 to December 2001);
                                                                                          Fidelity Management & Research
                                                                                          Company (investment adviser),
                                                                                          President (March 1997 to July
                                                                                          2001); Bell Canada Enterprises
                                                                                          (telecommunications),
                                                                                          Director; Medtronic, Inc.
                                                                                          (medical technology),
                                                                                          Director; Telesat (satellite
                                                                                          communications), Director
------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
J. Atwood Ives                    Trustee and Chair  February 1992           2008         Private investor; Eastern
(born 05/01/36)                   of Trustees                                             Enterprises (diversified
                                                                                          services company), Chairman,
                                                                                          Trustee and Chief Executive
                                                                                          Officer (until November 2000)
------------------------------------------------------------------------------------------------------------------------
Robert E. Butler(4)               Trustee            January 2006            2009         Consultant - regulatory and
(born 11/29/41)                                                                           compliance matters (since July
                                                                                          2002); PricewaterhouseCoopers
                                                                                          LLP (professional services
                                                                                          firm), Partner (November 2000
                                                                                          until June 2002)
------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.            Trustee            August 1993             2007         Brigham and Women's Hospital,
(born 03/11/37)                                                                           Chief of Cardiac Surgery
                                                                                          (until 2005); Harvard Medical
                                                                                          School, Professor of Surgery;
                                                                                          Brigham and Women's Hospital
                                                                                          Physician's Organization Chair
                                                                                          (2000 to 2004)
------------------------------------------------------------------------------------------------------------------------
David H. Gunning                  Trustee            January 2004            2009         Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                                           products and service
                                                                                          provider), Vice Chairman/
                                                                                          Director (since April 2001);
                                                                                          Encinitos Ventures (private
                                                                                          investment company), Principal
                                                                                          (1997 to April 2001); Lincoln
                                                                                          Electric Holdings, Inc.
                                                                                          (welding equipment
                                                                                          manufacturer), Director
------------------------------------------------------------------------------------------------------------------------
William R. Gutow                  Trustee            December 1993           2008         Private investor and real
(born 09/27/41)                                                                           estate consultant; Capitol
                                                                                          Entertainment Management
                                                                                          Company (video franchise),
                                                                                          Vice Chairman
------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                   Trustee            December 2004           2008         Retired; AXA Financial
(born 12/21/44)                                                                           (financial services and
                                                                                          insurance), Vice Chairman and
                                                                                          Chief Operating Officer (until
                                                                                          May 2001); The Equitable Life
                                                                                          Assurance Society (insurance),
                                                                                          President and Chief Operating
                                                                                          Officer (until May 2001)
------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera                Trustee            July 1981               2007         Hemenway & Barnes (attorneys),
(born 06/23/35)                                                                           Partner
------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt                  Trustee            August 1993             2009         Insight Resources, Inc.
(born 09/23/38)                                                                           (acquisition planning
                                                                                          specialists), President;
                                                                                          Wellfleet Investments
                                                                                          (investor in health care
                                                                                          companies), Managing General
                                                                                          Partner (since 1993);
                                                                                          Cambridge Nutraceuticals
                                                                                          (professional nutritional
                                                                                          products), Chief Executive
                                                                                          Officer (until May 2001)

------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen                 Trustee            March 2005              2007         Private investor; Prism
(born 08/05/57)                                                                           Venture Partners (venture
                                                                                          capital), Co-founder and
                                                                                          General Partner (until June
                                                                                          2004); St. Paul Travelers
                                                                                          Companies (commercial property
                                                                                          liability insurance), Director
------------------------------------------------------------------------------------------------------------------------
Robert W. Uek                     Trustee            January 2006            2008         Retired (since 1999);
(born 05/18/41)                                                                           PricewaterhouseCoopers LLP
                                                                                          (professional services firm),
                                                                                          Partner (until 1999);
                                                                                          Consultant to investment
                                                                                          company industry (since 2000);
                                                                                          TT International Funds (mutual
                                                                                          fund complex), Trustee (2000
                                                                                          until 2005); Hillview
                                                                                          Investment Trust II Funds
                                                                                          (mutual fund complex), Trustee
                                                                                          (2000 until 2005)

----------
(1) Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act), which is the principal federal law governing investment companies like the fund, as a result of position with
    MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each current Trustee listed above serves as a board member of 99 funds within the MFS Family of Funds. The address of each Trustee and of each Advisory Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under "Trust Information" beginning on page 17.

REQUIRED VOTE. For each Trust, approval of this matter as to any nominee will require the affirmative vote of a plurality of a Trust's outstanding shares voting at the Meeting in person or by proxy. For MFS Municipal Income Trust, the preferred and common shares vote together as a single class.

THE TRUSTEES OF THE TRUSTS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE TRUSTS VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF EACH TRUST.

COMMITTEES
Each Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. Each Trust's Board has several standing committees, which are described below.

                         NUMBER OF
                         MEETINGS
                          IN LAST                                                        CURRENT
NAME OF COMMITTEE     FISCAL YEAR(1)              FUNCTIONS                             MEMBERS(2)
---------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE            16           Oversees the accounting and                   Butler*, Sherratt*,
                                        auditing procedures of the Trust              Thomsen* and Uek*
                                        and, among other things, considers
                                        the selection of the independent
                                        accountants for the Trust and the
                                        scope of the audit, and considers
                                        the effect on the independence of
                                        those accountants of any non-audit
                                        services such accountants provide
                                        to the Trust and any audit or non-
                                        audit services such accountants
                                        provide to other MFS Trusts, MFS
                                        and/or certain affiliates. The
                                        Committee is also responsible for
                                        establishing procedures for the
                                        receipt, retention and treatment of
                                        complaints received by the Trust
                                        regarding accounting, internal
                                        accounting controls, or auditing
                                        matters and the confidential,
                                        anonymous submission of concerns
                                        regarding questionable Trust
                                        accounting matters by officers of
                                        the Trust and employees of the
                                        Trust's investment adviser,
                                        administrator, principal
                                        underwriter or any other provider
                                        of accounting-related services to
                                        the Trust.

COMPLIANCE AND GOVERNANCE   7           Oversees the development and                  Butler*, Cohn*,
COMMITTEE                               implementation of the Trust's                 Gunning*, Gutow*,
                                        regulatory and fiduciary compliance           Hegarty* and Sherratt*
                                        policies, procedures and practices under
                                        the 1940 Act and other applicable laws as
                                        well as oversight of compliance policies
                                        of the Trust's investment adviser and
                                        certain other service providers as they
                                        relate to Trust activities. The Trust's
                                        Independent Chief Compliance Officer,
                                        reports directly to the Committee and
                                        assists the Committee in carrying out its
                                        responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on matters
                                        concerning Trustee practices and
                                        recommendations concerning the functions
                                        and duties of the committees of the
                                        Board.

CONTRACTS REVIEW            5           Requests, reviews and considers the           All non-interested
COMMITTEE                               information deemed reasonably                 Trustees of the Board
                                        necessary to evaluate the terms of            (Butler, Cohn, Gunning,
                                        the investment advisory and principal         Gutow, Hegarty, Ives,
                                        underwriting agreements and the Plan          Perera, Sherratt,
                                        of Distribution under Rule 12b-1 that the     Thomsen and Uek)
                                        Trust proposes to renew or continue, and
                                        to make its recommendations to the full
                                        Board of Trustees on these matters.

NOMINATION AND              1           Recommends qualified candidates to            All non-interested
COMPENSATION COMMITTEE                  the Board in the event that a                 Trustees of the Board
                                        position is vacated or created. The           (Butler, Cohn, Gunning,
                                        Committee will consider recommendations       Gutow, Hegarty, Ives,
                                        by shareholders when a vacancy exists.        Perera, Sherratt,
                                        Shareholders wishing to recommend             Thomsen and Uek)
                                        candidates for Trustee for consideration
                                        by the Committee may do so by writing to
                                        the Trust's Secretary at the principal
                                        executive office of the Trust. Such
                                        recommendations must be accompanied by
                                        biographical and occupational data on the
                                        candidate (including whether the
                                        candidate would be an "interested person"
                                        of the Trust), a written consent of the
                                        candidate to be named as a nominee and to
                                        serve as Trustee if elected, record and
                                        ownership information for the
                                        recommending shareholder with respect to
                                        the Trust, and a description of any
                                        arrangements or understandings regarding
                                        recommendation of the candidate for
                                        consideration. The Committee is also
                                        responsible for making recommendations to
                                        the Board regarding any necessary
                                        standards or qualifications for service
                                        on the Board. The Committee also reviews
                                        and makes recommendations to the Board
                                        regarding compensation for the
                                        non-interested Trustees.

PORTFOLIO TRADING AND       7           Oversees the policies, procedures,            Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                        and practices of the Trust with               Hegarty* and Perera*
COMMITTEE                               respect to brokerage transactions
                                        involving portfolio securities as those
                                        policies, procedures, and practices are
                                        carried out by MFS and its affiliates.
                                        The Committee also oversees the
                                        administration of the Trust's proxy
                                        voting policies and procedures by MFS.
                                        In addition, the Committee receives
                                        reports from MFS regarding the
                                        policies, procedures, and practices of
                                        MFS and its affiliates in connection
                                        with their marketing and distribution
                                        of shares of the Trust.

PRICING COMMITTEE           7           Oversees the determination of the             Perera*, Thomsen* and
                                        value of the portfolio securities             Uek*
                                        and other assets held by the Trust
                                        and determines or causes to be
                                        determined the fair value of
                                        securities and assets for which
                                        market quotations are not "readily
                                        available" in accordance with the
                                        1940 Act. The Committee delegates
                                        primary responsibility for carrying
                                        out these functions to MFS and MFS'
                                        internal valuation committee
                                        pursuant to pricing policies and
                                        procedures approved by the
                                        Committee and adopted by the full
                                        Board, which include methodologies
                                        to be followed by MFS to determine
                                        the fair values of portfolio
                                        securities and other assets held by
                                        the Trust for which market
                                        quotations are not readily
                                        available. The Committee meets
                                        periodically with the members of
                                        MFS' internal valuation committee
                                        to review and assess the quality of
                                        fair valuation and other pricing
                                        determinations made pursuant to the
                                        Trust's pricing policies and
                                        procedures, and to review and
                                        assess the policies and procedures
                                        themselves. The Committee also
                                        exercises the responsibilities of
                                        the Board under the Amortized Cost
                                        Valuation Procedures approved by
                                        the Board on behalf of each Trust
                                        which holds itself out as a "money
                                        market fund" in accordance with
                                        Rule 2a-7 under the 1940 Act.

SERVICES CONTRACTS          2**         Reviews and evaluates the                     Gunning*, Sherratt* and
COMMITTEE                               contractual arrangements of the               Thomsen*
                                        Trust relating to transfer agency,
                                        administrative services, custody,
                                        pricing and bookkeeping services and
                                        lending of portfolio securities, and
                                        makes recommendations to the full Board
                                        of Trustees on these matters.

----------
(1) The number of committee meetings for fiscal years ending October 31, 2005 and November 30, 2005 is the same.
(2) Information about each committee member is set forth above on pages 2, 3, 4 and 5. Although Mr. Ives is not a member of any of the standing Committees of the Board, he is invited to and attends many of the
    Committees' meetings in his capacity as Chair of the Trustees.
  * Independent Trustees.
 ** The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the
    Fund's Audit Committee.

The Trustees generally hold at least nine regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. MFS Charter Income Trust and MFS Government Markets Income Trust each held 10 Board meetings during the fiscal year ended November 30, 2005. MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust each held 10 Board meetings during the fiscal year ended October 31, 2005. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

AUDIT COMMITTEE
Each Trust's Audit Committee consists only of Independent Trustees and Trustees who are independent of the Trust as defined by New York Stock Exchange Listing Standards. Each Trust's Audit Committee's report on the Trust's most recent audited financials is included below. Each Trust's Board has adopted a written charter for the Audit Committee that is attached as Exhibit 1 to this proxy. The charter was approved by the Committee on April 27, 2004 and amended by the Committee as of December 15, 2005.

NOMINATION AND COMPENSATION COMMITTEE
The Trustees have adopted a written charter for the Nomination and Compensation Committee. Although the Trusts currently do not maintain a website on which the charter is available, the charter was attached as an exhibit to the 2004 proxy statement.

Each Trust's Nomination and Compensation Committee consists only of Independent Trustees and Trustees who are independent of the Trust as defined by New York Stock Exchange Listing Standards.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust's expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts' Nomination and Compensation Committee Charter (which was attached as an exhibit to the proxy statement for the 2004 Annual Meeting of Shareholders of each Trust). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

SHARE OWNERSHIP

As of August 7, 2006, the Trustees and officers of each Trust as a whole owned less than 1% of the outstanding shares of any class of any Trust.

The following table shows the dollar range of equity securities beneficially owned by each nominee (a) of each Trust and (b) on an aggregate basis, in all MFS funds overseen, by the nominee, as of August 7, 2006.

The following dollar ranges apply:
    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. Over $100,000

                                                                                             AGGREGATE DOLLAR
                                                                                                 RANGE OF
                                                                               AGGREGATE       SECURITIES IN
                                                                              DOLLAR RANGE     ALL MFS FUNDS
                                                                               OF EQUITY        OVERSEEN OR
                                                                             SECURITIES IN   TO BE OVERSEEN BY
NAME OF TRUSTEE                           INDIVIDUAL TRUST NAME                THE TRUST        THE NOMINEE
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE NOMINEES

Robert J. Manning             MFS Charter Income Trust                             N                 D
                              MFS Government Markets Income Trust                  N
                              MFS Intermediate Income Trust                        N
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N

Robert C. Pozen               MFS Charter Income Trust                             N                 D
                              MFS Government Markets Income Trust                  N
                              MFS Intermediate Income Trust                        N
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N

INDEPENDENT TRUSTEES

Robert E. Butler              MFS Charter Income Trust                             A                 C
                              MFS Government Markets Income Trust                  N
                              MFS Intermediate Income Trust                        A
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           B
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N

Lawrence H. Cohn, M.D.        MFS Charter Income Trust                             C                 D
                              MFS Government Markets Income Trust                  B
                              MFS Intermediate Income Trust                        B
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              D

David H. Gunning              MFS Charter Income Trust                             A                 D
                              MFS Government Markets Income Trust                  N
                              MFS Intermediate Income Trust                        A
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N

Michael Hegarty               MFS Charter Income Trust                             A                 D
                              MFS Government Markets Income Trust                  N
                              MFS Intermediate Income Trust                        A
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N

J. Atwood Ives                MFS Charter Income Trust                             A                 D
                              MFS Government Markets Income Trust                  N
                              MFS Intermediate Income Trust                        A
                              MFS Multimarket Income Trust                         C
                              MFS Municipal Income Trust (Common Shares)           D
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N

Lawrence T. Perera            MFS Charter Income Trust                             A                 D
                              MFS Government Markets Income Trust                  N
                              MFS Intermediate Income Trust                        N
                              MFS Multimarket Income Trust                         C
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        A
                              MFS Special Value Trust                              N

J. Dale Sherratt              MFS Charter Income Trust                             D                 D
                              MFS Government Markets Income Trust                  B
                              MFS Intermediate Income Trust                        B
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              D

Laurie J. Thomsen             MFS Charter Income Trust                             A                 D
                              MFS Government Markets Income Trust                  N
                              MFS Intermediate Income Trust                        B
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N

Robert W. Uek                 MFS Charter Income Trust                             B                 D
                              MFS Government Markets Income Trust                  B
                              MFS Intermediate Income Trust                        B
                              MFS Multimarket Income Trust                         B
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              B

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and
(iii) identify the class and number of shares held by the shareholder. The Fund's Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust's Trustees are not required to attend the Trust's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. No Board members attended the 2005 Annual Meeting of Shareholders.

Each Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by each Trust for the fiscal year ended on the date noted (see footnote 2). Interested Trustees receive no compensation from a Trust for their services as Trustees. The table includes information for Ms. Smith and Ms. Lane, who retired as Trustees of each Trust on March 23, 2005 and February 22, 2006, respectively.

                                                                                       TOTAL CASH
                                                                                      COMPENSATION
                                                                    TRUSTEE FEES     FROM TRUST AND
NAME OF TRUSTEE(1)           INDIVIDUAL TRUST NAME                 FROM TRUST(2)    FUND COMPLEX(3)
-----------------------------------------------------------------------------------------------------
Robert E. Butler(4)          MFS Charter Income Trust                   N/A               N/A
                             MFS Government Markets Income Trust        N/A
                             MFS Intermediate Income Trust              N/A
                             MFS Multimarket Income Trust               N/A
                             MFS Municipal Income Trust                 N/A
                             MFS Special Value Trust                    N/A

Lawrence H. Cohn, M.D.       MFS Charter Income Trust                $ 7,012.28         $192,518
                             MFS Government Markets Income Trust     $ 6,008.77
                             MFS Intermediate Income Trust           $12,019.47
                             MFS Multimarket Income Trust            $ 7,012.48
                             MFS Municipal Income Trust              $ 4,006.95
                             MFS Special Value Trust                 $ 1,001.54

David H. Gunning             MFS Charter Income Trust                $ 7,076.00         $204,768
                             MFS Government Markets Income Trust     $ 6,054.20
                             MFS Intermediate Income Trust           $12,120.83
                             MFS Multimarket Income Trust            $ 7,077.25
                             MFS Municipal Income Trust              $ 4,042.82
                             MFS Special Value Trust                 $ 1,009.57

William R. Gutow             MFS Charter Income Trust                $ 7,790.06         $192,518
                             MFS Government Markets Income Trust     $ 6,675.44
                             MFS Intermediate Income Trust           $13,352.80
                             MFS Multimarket Income Trust            $ 7,790.26
                             MFS Municipal Income Trust              $ 4,451.40
                             MFS Special Value Trust                 $ 1,112.65

Michael J. Hegarty           MFS Charter Income Trust                $ 6,856.73         $188,304
                             MFS Government Markets Income Trust     $ 5,875.44
                             MFS Intermediate Income Trust           $11,752.81
                             MFS Multimarket Income Trust            $ 6,856.93
                             MFS Municipal Income Trust              $ 3,918.06
                             MFS Special Value Trust                 $   979.32

J. Atwood Ives               MFS Charter Income Trust                $ 7,523.24         $275,518
                             MFS Government Markets Income Trust     $ 6,374.03
                             MFS Intermediate Income Trust           $12,835.61
                             MFS Multimarket Income Trust            $ 7,531.36
                             MFS Municipal Income Trust              $ 4,293.69
                             MFS Special Value Trust                 $ 1,065.69

Amy B. Lane                  MFS Charter Income Trust                $ 7,153.20         $215,518
                             MFS Government Markets Income Trust     $ 6,109.27
                             MFS Intermediate Income Trust           $12,243.65
                             MFS Multimarket Income Trust            $ 7,155.72
                             MFS Municipal Income Trust              $ 4,086.29
                             MFS Special Value Trust                 $ 1,019.33

Lawrence T. Perera           MFS Charter Income Trust                $ 6,948.65         $203,304
                             MFS Government Markets Income Trust     $ 5,941.00
                             MFS Intermediate Income Trust           $11,899.05
                             MFS Multimarket Income Trust            $ 6,950.37
                             MFS Municipal Income Trust              $ 3,969.82
                             MFS Special Value Trust                 $   990.92

J. Dale Sherratt             MFS Charter Income Trust                $ 7,176.26         $221,143
                             MFS Government Markets Income Trust     $ 6,125.71
                             MFS Intermediate Income Trust           $12,280.33
                             MFS Multimarket Income Trust            $ 7,179.16
                             MFS Municipal Income Trust              $ 4,099.27
                             MFS Special Value Trust                 $ 1,022.23

Elaine R. Smith              MFS Charter Income Trust                $ 2,362.35         $ 47,334
                             MFS Government Markets Income Trust     $ 2,020.71
                             MFS Intermediate Income Trust           $ 4,046.15
                             MFS Multimarket Income Trust            $ 2,362.83
                             MFS Municipal Income Trust              $ 1,349.69
                             MFS Special Value Trust                 $   337.00

Laurie J. Thomsen(5)         MFS Charter Income Trust                $ 6,594.62         $187,787
                             MFS Government Markets Income Trust     $ 5,643.71
                             MFS Intermediate Income Trust           $11,297.42
                             MFS Multimarket Income Trust            $ 6,595.62
                             MFS Municipal Income Trust              $ 3,767.86
                             MFS Special Value Trust                 $   941.07

Robert E. Uek(5)             MFS Charter Income Trust                   N/A               N/A
                             MFS Government Markets Income Trst         N/A
                             MFS Intermediate Income Trust              N/A
                             MFS Multimarket Income Trust               N/A
                             MFS Municipal Income Trust                 N/A
                             MFS Special Value Trust                    N/A
------------
(1) Each Trustee who is an "interested person" of MFS (within the meaning of the 1940 Act) serves without any compensation from the Trust.
(2) Information provided for the MFS Charter Income Trust and MFS Government Markets Income Trust is
    for the fiscal year ended November 30, 2005. Information provided for the MFS Intermediate
    Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value
    Trust is for the fiscal year ended October 31, 2005.
(3) For calendar year 2005. Trustees receiving compensation from each Trust served as Trustee of 98 funds within the MFS Fund complex (having aggregate net assets at December 31, 2005 of approximately $94 billion).
(4) Ms. Thomsen became a Trustee of each Trust on March 23, 2005. From December 16, 2004 to March
    23, 2005, Ms Thomsen was an Advisory Trustee of each Trust and as such received compensation from each Trust for that period. This compensation is included in the amount stated in the table for the period covered by the table.
(5) Messrs. Butler and Uek became Trustees of each Trust on January 1, 2006.

Prior to December 31, 2001, each Trust had a retirement plan for Independent Trustees and Trustees who were not officers of the Trust. Effective December 31, 2001, each Trust's retirement plan terminated, except with respect to those Trustees who retired on or before that date. The remaining Trustees who were previously covered under the retirement plan had their accrued benefits under the plan "rolled-over" into a deferred compensation arrangement along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees.

TRUST INFORMATION
This section provides certain information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Trust.

INVESTMENT ADVISER AND ADMINISTRATOR
Each Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Independent Registered Public Accounting Firm and fiscal year end for each Trust is listed below:

                                              INDEPENDENT REGISTERED PUBLIC
             TRUST                                 ACCOUNTING FIRM                       FISCAL YEAR END
--------------------------------------------------------------------------------------------------------

MFS Charter Income Trust                   Ernst & Young LLP ("Ernst & Young")                November 30
MFS Government Markets Income Trust        Deloitte & Touche LLP ("Deloitte")                 November 30
MFS Intermediate Income Trust              Deloitte                                           October 31
MFS Multimarket Income Trust               Ernst & Young                                      October 31
MFS Municipal Income Trust                 Deloitte                                           October 31
MFS Special Value Trust                    Ernst & Young                                      October 31

No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Trust.

Representatives of the applicable Independent Registered Public Accounting Firm are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees of each Trust issued the following report concerning the financial statements for each Trust's most recent fiscal year.

    The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

    Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's annual report to shareholders for the Trust's 2005 fiscal year for filing with the Securities and Exchange Commission.

    Respectfully submitted for MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust, by the Audit Committee as of December 14, 2005.

                                        J. Atwood Ives
                                        Amy B. Lane
                                        J. Dale Sherratt
                                        Laurie J. Thomsen

    Respectfully submitted for MFS Charter Income Trust and MFS Government Markets Income Trust by the Audit Committee as of January 24, 2006.

                                        Robert E. Butler
                                        J. Atwood Ives
                                        Amy B. Lane
                                        J. Dale Sherratt
                                        Laurie J. Thomsen
                                        Robert W. Uek

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Trust, for each Trust's two most recent fiscal years, the fees billed by each Trust's Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Trust's Service Affiliates that relate directly to the Trust's operations and financial reporting under the following captions:

      (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

     (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees", including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

    (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

     (iv) All Other Fees - fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees", "Audit- Related Fees" and "Tax Fees."

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for each Trust's two most recent fiscal years, for non-audit services rendered to each Trust and each Trust's Service Affiliates.

The Audit Committee has considered whether the provision by a Trust's Independent Registered Public Accounting Firm of non-audit services to the Trust's Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Trust's principal auditor.

EXECUTIVE OFFICERS
The following table provides information about the current executive officers of each Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                                   PRINCIPAL OCCUPATIONS
                          POSITION(s) HELD                OFFICER                DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH          WITH TRUST                   SINCE(1)                  & DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------
OFFICERS
Maria F. Dwyer(3)              President               November 2005      Massachusetts Financial Services
(born 12/1/58)                                                            Company, Executive Vice President and
                                                                          Chief Regulatory Officer (since March
                                                                          2004); Fidelity Management & Research
                                                                          Company, Vice President (prior to
                                                                          March 2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(3)              Treasurer               September 2005     Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President (since
                                                                          September 2004);
                                                                          PricewaterhouseCoopers LLP, Partner
                                                                          (prior to September 2004)

Christopher R. Bohane(3)       Assistant Secretary     July 2005          Massachusetts Financial Services
(born 01/18/74)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003); Nvest Services Company,
                                                                          Assistant Vice President and
                                                                          Associate Counsel (prior to January
                                                                          2003)

Ethan D. Corey(3)              Assistant Secretary     July 2005          Massachusetts Financial Services
(born 11/21/63)                and Assistant Clerk                        Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(3)          Assistant Treasurer     July 2005          Massachusetts Financial Services
(born 08/10/68)                                                           Company, Vice President (since June
                                                                          2005); JP Morgan Investor Services,
                                                                          Vice President (prior to June 2005)

Timothy M. Fagan(3)            Assistant Secretary     September 2005     Massachusetts Financial Services
(born 07/10/68)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since September 2005); John
                                                                          Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock Group
                                                                          of Funds, Vice President and Chief
                                                                          Compliance Officer (September 2004
                                                                          to December 2004)

Mark D. Fischer(3)             Assistant Treasurer     July 2005          Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment Management
                                                                          Company, Vice President (prior to May
                                                                          2005)

Brian E. Langenfeld(3)         Assistant Secretary     May 2006           Massachusetts Financial Services
(born 03/7/73)                 and Assistant Clerk                        Company, Vice President (since May
                                                                          2006); John Hancock Advisers, LLC,
                                                                          Assistant, Vice President and Counsel
                                                                          (May 2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and Assistant
                                                                          Secretary (prior to May 2005)

Ellen Moynihan(3)              Assistant Treasurer     April 1997         Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(3)             Assistant Secretary     May 2005           Massachusetts Financial Services
(born 03/7/50)                 and Assistant Clerk                        Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock Advisers,
                                                                          LLC, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005); John Hancock
                                                                          Group of Funds, Senior Vice
                                                                          President, Secretary and Chief Legal
                                                                          Officer (prior to April 2005)

Susan A. Pereira(3)            Assistant Secretary     July 2005          Massachusetts Financial Services
(born 11/5/70)                 and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm), Associate
                                                                          (prior to June 2004)

Mark N. Polebaum(3)            Secretary and Clerk     January 2006       Massachusetts Financial Services
(born 05/01/52)                                                           Company, Executive Vice President,
                                                                          General Counsel and Secretary (since
                                                                          January 2006); Wilmer Cutler Pickering
                                                                          Hale and Dorr LLP (law firm), Partner
                                                                          (prior to January 2006)

Frank L. Tarantino             Independent Chief       June 2004          Tarantino LLC (provider of compliance
(born 03/07/44)                Compliance Officer                         services), Principal (since June
                                                                          2004); CRA Business Strategies Group
                                                                          (consulting services), Executive Vice
                                                                          President (April 2003 to June 2004);
                                                                          David L. Babson & Co. (investment
                                                                          adviser), Managing Director, Chief
                                                                          Administrative Officer and Director
                                                                          (prior to March 2003)

James O. Yost(3)               Assistant Treasurer     September 1990     Massachusetts Financial Services
(born 06/12/60)                                                           Company, Senior Vice President

------------
(1) Date first appointed to serve as officer of an MFS fund.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trust's officers hold comparable positions with the 99 funds in the MFS Family of Funds, and with certain affiliates of MFS. The address of each officer is MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
Schedule B attached hereto sets forth, as of August 7, 2006, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of each Trust and MFS, and persons who own more than ten percent of any class of a Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish each Trust with copies of all
Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to each Trust with respect to its most recent fiscal year for Trustees, directors and certain officers of each Trust and MFS and greater than ten percent beneficial owners, each Trust believes all Section 16(a) transactions were reported on a timely basis. Each Trust also believes all
Section 16(a) filing requirements were made on a timely basis, except for the following filings: Peter Vaream (Former Portfolio Manager) made a Form 3 (Initial Statement of Beneficial Ownership) filing for MFS Government Markets Income Trust on January 11, 2006; Joseph C. Flaherty, Jr. (Former Portfolio Manager) made a Form 3 filing for each of MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust on December 5, 2005; Erik S. Weisman (Portfolio Manager) made a Form 3 and a Form 3A (Amendment to Initial Statement of Beneficial Ownership) filing for MFS Intermediate Income Trust on February 28, 2006 and March 6, 2006, respectively; Kenneth J. Enright (Portfolio Manager) made a Form 3 and a Form 3A filing for MFS Special Value Trust on February 28, 2006 and March 6, 2006, respectively; John Addeo (Portfolio Manager) made a Form 3 and a Form 3A filing for each of MFS Multimarket Income Trust and MFS Charter Income Trust on March 3, 2006 and March 6, 2006, respectively; Scott B. Richards (Portfolio Manager) made a Form 3 filing for each of MFS Charter Income Trust and MFS Multimarket Income Trust on March 3, 2006; Matthew W. Ryan (Portfolio Manager) made a Form 3 and a Form 3A filing for each of MFS Charter Income Trust and MFS Multimarket Income Trust on March 3, 2006 and March 6, 2006, respectively; James J. Calmas (Portfolio Manager) made a Form 3 filing for MFS Multimarket Income Trust on March 6, 2006; Elaine
R. Smith (Former Trustee) made a Form 4 (Statement of Changes of Beneficial Ownership) filing for each of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust on December 14, 2005. To the extent that any Form 3, 3A and 4 filings were not made on a timely basis, certain Form 5 (Annual Statement of Changes of Beneficial Ownership) filings were not filed on a timely basis as well.

LITIGATION
On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584
(GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants' motions in these actions. Orders consistent with the court's memoranda were issued on March 1, 2006. On February 27, 2006, the district judge considering the motion to dismiss the Walker action granted in part and denied in part such motion. On January 19, 2006, the district judge considering the Forsythe and Dumond actions denied defendants' motion to dismiss the Dumond action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants' motion to dismiss the Forsythe action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Robert E. Butler, David H. Gunning, Robert C. Pozen, and J. Dale Sherratt, as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and
(b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of a Trust's outstanding shares entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on August 7, 2006, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

Each Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Trust on or prior to March 30, 2007. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2007 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust's By-Laws and Declaration of Trust by June 13, 2007 at the Trust's principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2007 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC's proxy rules.

ADDITIONAL INFORMATION
The Meeting of shareholders of each Trust is called to be held at the same time as the Meetings of shareholders of each of the other Trusts. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Trusts.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Trust shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders in such household. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact MFS at 1-877-383-7949. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household or if you are receiving multiple copies of this Proxy Statement and do want the mailings to be combined with those for other members of your household, contact MFS Service Center, Inc., in writing, at 500 Boylston Street, Boston, Massachusetts 02116, or by telephone at 1-877-383-7949, or contact your financial intermediary.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 18, 2006                                    MFS(R) CHARTER INCOME TRUST
                                        MFS(R) GOVERNMENT MARKETS INCOME TRUST
                                              MFS(R) INTERMEDIATE INCOME TRUST
                                               MFS(R) MULTIMARKET INCOME TRUST
                                                 MFS(R) MUNICIPAL INCOME TRUST
                                                    MFS(R) SPECIAL VALUE TRUST

                                                                      EXHIBIT 1

                                MFS FUNDS BOARD
                            AUDIT COMMITTEE CHARTER

                         (ADOPTED AS OF APRIL 27, 2004,
                                   AS AMENDED
                           THROUGH DECEMBER 14, 2005)

      The Board of Trustees (the "Board") of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a "Trust" and, collectively, the "Trusts"), has adopted this Charter to govern the activities of the Audit Committee (the "Committee") of the particular Board with respect to its oversight of each series of a Trust and each Trust which is itself a single series (each such series a "Fund" and, collectively, the "Funds"). This Charter supercedes and replaces any Audit Committee charter previously adopted by the Board or a committee of the Board.

STATEMENT OF PURPOSE AND FUNCTIONS
      The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements related to the Fund's financial reporting and internal controls(1), the qualifications and independence of the Fund's independent accountants, and the performance of the Fund's internal control systems and independent accountants. With respect to each closed-end Fund, the Committee's purpose is also to prepare or cause to be prepared reports required by Securities and Exchange Commission rules to be included in the Fund's annual proxy statements.

------------
(1) The Committee will oversee the Fund's compliance with legal and regulatory requirements relating to the Fund's accounting and financial reporting policies and practices and its internal controls. The Board has established other committees, including a Compliance and Governance Committee, to oversee the Fund's compliance with other legal and regulatory requirements.

      The Committee's function is oversight. The authority and responsibilities of the Committee set forth in this Charter do not reflect or create any duty, obligation or responsibility of the Committee to plan or conduct Fund audits, to prepare or determine or certify that the Fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. The Committee's oversight role does not provide any expert or special assurance as to the Fund's financial statements or other financial information provided by the Fund to its shareholders, and it is not the Committee's responsibility to guarantee any independent accountant's report. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent accountants are responsible for conducting a proper audit of the Fund's financial statements and for reviewing the Funds' unaudited interim financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which it receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP
      The Committee shall be comprised of as many trustees as the Board of Trustees shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chair or co-chair, as the case may be.

      No member of the Committee may be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and each member of the Committee must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

RESPONSIBILITIES AND DUTIES
      The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

            1. Determine the selection, compensation, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. The Fund's independent accountants must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent accountants relating to financial reporting.

            2. To consider the independence of the Fund's independent accountants at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent accountants as required by the Independence Standards Board Standard ("ISB") No. 1.

            3. To the extent required by applicable regulations, pre-approve
      (i) all audit and permitted non-audit services rendered by the independent accountants to the Fund and (ii) all non-audit services rendered by the independent accountants to the Fund's investment adviser and to certain of the investment adviser's affiliates. The Committee may establish policies and procedures pursuant to which such pre-approval is granted, which may include pre-approval by other than by the full Committee.

            4. Review any non-audit services provided by the independent accountants to the Fund's investment adviser and certain of its affiliates that were not subject to pre-approval by the Committee under paragraph 3 above, and the fees associated therewith.

            5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent accountants.

            6. Obtain and review at least annually a report from the independent accountants describing (i) the accounting firm's internal quality-control procedures, (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues and (iii) (to assess the independent accountants' independence) all relationships between the independent accountants and the Fund.

            7. Review with the Fund's independent accountants arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

            8. With respect to each closed-end Fund (i) meet with management and the independent accountants to review and discuss the Fund's annual audited financial statements and quarterly unaudited financial statements, including a review of any specific disclosures of management's discussion of the Fund's investment performance and (ii) with respect to the Fund's audited financial statements, discuss with the independent accountants matters required by Statement of Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law and provide a statement whether, based on its review of such audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

            9. With respect to the open-end Funds, meet at least annually with management and the independent accountants to discuss the form of the Funds' audited financial statements and any specific issues regarding the content thereof raised by management or the independent accountants.

            10. Review with the independent accountants any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

            11. Review with management and, as applicable, with the independent accountants the Fund's accounting and financial reporting policies, practices and internal controls, and management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants.

            12. Receive any reports from the Fund's independent accountants, Chief Executive Officer or Chief Financial Officer relating to (i) significant deficiencies or material weaknesses in the design or operation of internal control over the Fund's financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information and (ii) the maintenance and design of the Fund's internal controls over financial reporting.

            13. With respect to each closed-end Fund, discuss with management the Fund's earnings press releases as well as financial information and earnings guidance provided by management to analysts and rating agencies, if any. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

            14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding accounting or auditing matters.

            15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

            16. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

            17. Report to the Board on the Committee's activities ordinarily at each regularly scheduled Board meeting (but at least annually) or at such other times as requested by the Board or deemed appropriate by the Committee.

            18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

      The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee. The Committee may also delegate certain responsibilities to the Treasurer and Chief Financial Officer of the Fund. Any action taken by a subcommittee or by the Treasurer and Chief Financial Officer shall be presented to the full Committee for ratification at the Committee's next regularly scheduled meeting.

MEETINGS
      The Committee will ordinarily meet in connection with regularly scheduled Board meetings and when the Committee determines necessary or appropriate in accordance with the Fund's By-Laws. At least annually, the Committee shall meet separately with the independent accountants and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund, including the Fund's Treasurer and Chief Financial Officer or such other person as may have primary responsibility for the Fund's financial and accounting operations, and shall also meet separately with representatives of MFS's internal audit department with responsibility for oversight of Fund matters. A Chair of the Trustees, the chair or vice- chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

      A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT
      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent accountants for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

ANNUAL EVALUATIONS
      The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be evaluated at least annually by the Board or the Committee itself.

ADOPTION AND AMENDMENTS
      The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                                       APPENDIX A TO EXHIBIT 1

                         TRUSTS COVERED BY THE CHARTER
                           (AS OF DECEMBER 14, 2005)

MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
MFS Series Trust XII
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS Charter Income Trust
MFS Government Limited Maturity Fund
MFS Government Markets Income Trust
MFS Government Securities Fund
MFS Growth Opportunities Fund
MFS Institutional Trust
MFS Intermediate Income Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Municipal Series Trust
MFS Special Value Trust
MFS Variable Insurance Trust

                                                                                                                SCHEDULE A

                                    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

For each Fund's last two fiscal years, fees billed by each Trust's Independent Registered Public Accounting Firm for
services provided directly to each Trust:

                                                    INDEPENDENT
                                                     REGISTERED                                         AUDIT RELATED
                                                       PUBLIC                 AUDIT FEES                     FEES
                                                     ACCOUNTING       ---------------------------  ------------------------
TRUST                                                   FIRM                   2005          2004         2005         2004
---------------------------------------------------------------------------------------------------------------------------
MFS Charter Income Trust                          Ernst & Young             $41,610       $37,900      $20,000           $0
MFS Government Markets Income Trust               Deloitte                  $44,463       $40,175      $20,000           $0
MFS Intermediate Income Trust                     Deloitte                  $44,663       $40,375      $20,900           $0
MFS Multimarket Income Trust                      Ernst & Young             $41,610       $37,900      $20,000           $0
MFS Municipal Income Trust                        Deloitte                  $42,917       $37,115      $38,900      $18,000
MFS Special Value Trust                           Ernst & Young             $37,375       $34,050      $20,000           $0

                                                    INDEPENDENT
                                                     REGISTERED
                                                       PUBLIC                  TAX FEES                 ALL OTHER FEES
                                                     ACCOUNTING       ---------------------------  ------------------------
TRUST                                                   FIRM                   2005          2004         2005         2004
---------------------------------------------------------------------------------------------------------------------------
MFS Charter Income Trust                          Ernst & Young             $10,620       $11,600         $197           $0
MFS Government Markets Income Trust               Deloitte                  $10,100        $9,900           $0           $0
MFS Intermediate Income Trust                     Deloitte                   $9,900        $9,700           $0           $0
MFS Multimarket Income Trust                      Ernst & Young             $10,620       $11,600         $200           $0
MFS Municipal Income Trust                        Deloitte                  $10,850       $10,600           $0           $0
MFS Special Value Trust                           Ernst & Young              $9,795       $11,040          $24           $0

      For each Trust's last two fiscal years, fees billed by each Trust's Independent Registered Public Accounting Firm for
services provided to each Trust's Service Affiliates that relate directly to such Trust's operations and financial reporting:

                                 INDEPENDENT
                                  REGISTERED       AUDIT RELATED
                                     PUBLIC           FEES(1)                   TAX FEES(1)             ALL OTHER FEES(1)
                                  ACCOUNTING  --------------------------  ------------------------  -------------------------
TRUST                                FIRM            2005           2004         2005         2004          2005         2004
-----------------------------------------------------------------------------------------------------------------------------
Service Affiliates of MFS      Ernst & Young           $0             $0      $15,500           $0      $670,399      $35,000
  Charter Income Trust
Service Affiliates of MFS      Deloitte          $726,371     $1,161,170      $30,000      $37,000      $858,675      $32,500
  Government Markets Income
  Trust
Service Affiliates of MFS      Deloitte          $959,191       $928,350      $62,000      $35,000      $830,675      $32,500
  Intermediate Income Trust
Service Affiliates of MFS      Ernst & Young           $0             $0           $0           $0      $685,399      $20,000
  Multimarket Income Trust
Service Affiliates of MFS      Deloitte          $959,191       $928,350      $62,000      $35,000      $830,675      $32,500
  Municipal Income Trust
Service Affiliates of MFS      Ernst & Young           $0             $0           $0           $0      $685,399      $20,000
  Special Value Trust

------------
(1) This amount reflects the fees billed to Service Affiliates of the Fund for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

      During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or
"All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X.

      Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Trust's two most recent fiscal years, for non-audit services rendered to each Trust and each Trust's Service Affiliates:

                                                               INDEPENDENT REGISTERED
TRUST                                                          PUBLIC ACCOUNTING FIRM                2005              2004
-----------------------------------------------------------------------------------------------------------------------------
MFS Charter Income Trust and its Service Affiliates            Ernst & Young                     $748,716           $53,600
MFS Government Markets Income Trust and its Service            Deloitte                        $1,685,542        $1,262,070
  Affiliates
MFS Intermediate Income Trust and its Service                  Deloitte                        $1,930,562        $1,041,550
  Affiliates
MFS Multimarket Income Trust and its Service                   Ernst & Young                     $748,219           $38,600
  Affiliates
MFS Municipal Income Trust and its Service                     Deloitte                        $1,949,512        $1,060,450
  Affiliates
MFS Special Value Trust and its Service Affiliates             Ernst & Young                     $747,218           $38,040


                                                                                                              SCHEDULE B

                                             INTERESTS OF CERTAIN PERSONS

      As of August 7, 2006, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5%
of the outstanding shares of any class of such Trust.

                                                                                            NUMBER OF           PERCENT OF
                                                                                           OUTSTANDING         OUTSTANDING
                                                                                              SHARES            SHARES OF
                                           NAME AND ADDRESS             CLASS OF           BENEFICIALLY        NOTED CLASS
TRUST                                       OF SHAREHOLDER               SHARES               OWNED               OWNED
---------------------------------------------------------------------------------------------------------------------------
MFS Charter Income Trust             Cede & Co. Fast                    Common             51,069,106.01          84.90%
                                     P.O. Box 20
                                     Bowling Green Station
                                     New York, NY 10274-0020

MFS Government Markets Income Trust  Cede & Co. Fast                    Common             46,231,631.46          79.79%
                                     P.O. Box 20
                                     Bowling Green Station
                                     New York, NY 10274-0020

MFS Intermediate Income Trust        Cede & Co. Fast                    Common            109,128,786.45          86.16%
                                     P.O. Box 20
                                     Bowling Green Station
                                     New York, NY 10274-0020

MFS Multimarket Income Trust         Cede & Co. Fast                    Common             69,905,950.11          83.47%
                                     P.O. Box 20
                                     Bowling Green Station
                                     New York, NY 10274-0020

MFS Municipal Income Trust           Cede & Co. Fast                    Common             33,602,550.02          83.92%
                                     P.O. Box 20
                                     Bowling Green Station
                                     New York, NY 10274-0020

                                     Citigroup Global Markets Inc.      Preferred                  2,332          41.64%
                                     333 W. 34th Street
                                     New York, NY 10001

                                     Jefferies and Co.                  Preferred                    307           5.48%
                                     520 Madison Avenue
                                     New York, NY 10022

                                     Morgan Stanley, Inc.               Preferred                    484           8.64%
                                     One Pierrepont Plaza, 7th Floor
                                     Brooklyn, NY 11201

                                     Oppenheimer/Fahnestock             Preferred                  1,877          33.52%
                                     125 Broad Street, 15th Floor
                                     New York, NY 10004

                                     UBS Securities LLC                 Preferred                    600          10.71%
                                     1000 Harbor Boulevard
                                     Weehawken, NJ 07087

MFS Special Value Trust              Cede & Co. Fast                    Common              6,034,017.03          84.39%
                                     P.O. Box 20
                                     Bowling Green Station
                                     New York, NY 10274-0020

M F S(SM)
INVESTMENT MANAGEMENT(R)                                            CE-PRX-9/06

M F S(SM)
INVESTMENT MANAGEMENT(R)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

                                          PROXY FOR THE MEETING OF SHAREHOLDERS
                                                  TO BE HELD ON OCTOBER 6, 2006

The undersigned hereby appoints Tracy Atkinson, Timothy M. Fagan, Mark D. Fischer, Susan S. Newton and Mark N. Polebaum and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Friday, October 6, 2006 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to MFS Investment Management, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                    MFSIN1   KEEP THIS PORTION FOR YOUR RECORDS
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YOUR TRUSTEES RECOMMEND   FOR   WITHHOLD   FOR ALL    INSTRUCTION: TO WITHHOLD
THAT YOU VOTE FOR THE     ALL     ALL      EXCEPT     AUTHORITY TO VOTE FOR ANY
ITEM.                                                 INDIVIDUAL NOMINEE, WRITE
                           0       0          0       THE NOMINEE'S NUMBER IN
                                                      THE SPACE PROVIDED BELOW.

ITEM 1.  To elect Trustees of each Trust:

         Nominees:

         (01)    Robert E. Butler
         (02)    David H. Gunning
         (03)    Robert C. Pozen
         (04)    J. Dale Sherratt

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

               THIS PROXY CARD IS VALID ON WHEN SIGNED AND DATED

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

------------------------------------------    ---------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date    Signature (Joint Owners)     Date